UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST
(Exact name of Registrant as specified in charter)

440 South LaSalle Street Chicago, Illinois 60605-1028
(Address of principal executive offices) (Zip code)

Patrick W.D. Turley Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Thomas S. White Thomas White International, Ltd. 440 South LaSalle Street Chicago, Illinois 60605-1028

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 663-8300

Date of fiscal year end: 10/31

Date of reporting period: 11/01/07-04/30/08

ITEM 1. REPORT TO STOCKHOLDERS.

THE THOMAS WHITE FUNDS
Capturing Value Worldwide SM

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SEMI-ANNUAL REPORT
APRIL 30, 2008

THE AMERICAN OPPORTUNITIES FUND
THE INTERNATIONAL FUND

THE THOMAS WHITE FUNDS
Capturing Value Worldwide

Thomas White Global Investing	www.thomaswhite.com

Please visit our new website designed to help investors understand and capture the investment benefits of globalization.

Join us as we travel country to country chronicling the world's transformation into an exciting global marketplace.

Countries around the world, given a mutual advantage, are now working together. This healthy change in behavior is being driven by Internet-delivered global awareness and the widespread adoption of market-oriented economic policies. Over the coming decades, this trend will lead to a dramatic increase in world travel and cause a shift to global, as opposed to single country investing.

Country Reports

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China

Immense, sweeping, complex, chaotic ... each of these adjectives understates the scale and intensity of China. Bordering on fourteen Asian countries, the Middle Kingdom is the starting point of the Silk Road, a trading route that first linked China to the Mediterranean Sea in 114 BC. Unleashed from a debilitating, self-imposed cocoon in the early eighties, this giant's subsequent explosive growth is moving it toward center stage as an economic superpower.

Weekly Postcards

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Indonesia

Leaping from branch to branch in the deep forests of Indonesia, a large squirrel-like creature, the civit, pauses to have a small cherry fruit. A simple act. Yet this forms the beginning of the journey towards the world's most expensive coffee. Move over espresso, welcome Kopi Luwak.

Contents
THE FUNDS' PRESIDENT AND PORTFOLIO MANAGER	1
MESSAGE TO SHAREHOLDERS	2
MANAGER COMMENTS, PERFORMANCE AND SCHEDULE OF INVESTMENTS:	8
THOMAS WHITE AMERICAN OPPORTUNITIES FUND	8
THOMAS WHITE INTERNATIONAL FUND	14
STATEMENTS OF ASSETS AND LIABILITIES	24
STATEMENTS OF OPERATIONS	25
STATEMENTS OF CHANGES IN NET ASSETS	26
NOTES TO FINANCIAL STATEMENTS	27
TAX INFORMATION	33
FINANCIAL HIGHLIGHTS	34
DISCLOSURE OF FUND EXPENSES	36
QUARTERLY PORTFOLIO SCHEDULE AND PROXY VOTING POLICIES, PROCEDURES AND RECORD	37
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS	38

THOMAS S. WHITE, JR.
The Funds' President and Portfolio Manager

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Thomas White is the Funds' President and Portfolio Manager. He has over forty-two years of investment experience, dating back to 1966 when he began his career at Goldman Sachs. Tom's interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University with an economics degree in 1965. Over his forty-two years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and Morgan Stanley, where he spent 14 years as a Managing Director. While at Morgan Stanley, Tom served as Chief Investment Officer for the firm's US value-style equity group.

Thomas White International, Ltd. was founded in 1992. It was initially named Lord Asset Management until 1997. Mr. White directs the management of portfolios in Europe, Africa, North America, Latin America, Japan and Asia. He is the senior professional in a team of seasoned security analysts who have been with the firm for many years. The firm's research division produces monthly publications and weekly research reports covering 4,000 companies in 48 countries. This research is purchased by major asset management firms and broker/dealers worldwide.

www.thomaswhitefunds.com

Message to Shareholders

Dear Shareholders and Friends,

I am writing this letter from our Asian research office in Bangalore, India. In the background, a financial reporter from CNBC TV18 (India's version of the CNBC in the U.S.) is reporting in English on the falling global stock markets. After some thoughts on globalization, I will present Thomas White International Ltd.'s revised 2008-2009 outlook for business and market conditions in the world's developed and emerging market countries.

Globalization

To understand the events that have occurred so far in 2008, one must first understand the effect globalization is having on countries, industries and businesses around the world:

o	Globalization is nothing more than the next logical step in man's progress toward doing business more effectively. But note - it is a giant step.

			Developed Markets			Emerging Markets
		World	USA	Europe	Asia	China	India	Brazil	Russia
Region/Country Weight in the World Economy	2007* Rank	100.0%	21.1%	22.4%	6.5%	10.7%	4.6%	2.8%	3.2%

		-	2	1	4	3	5	10	8
World Population	Rank	-	4	3	10	1	2	5	8

Economic Growth	2007	3.9%	2.2%	2.6%	2.1%	11.9%	8.7%	5.4%	8.1%
(Annual Rate)	2008	3.0%	0.8%	1.4%	1.1%	9.8%	7.6%	4.6%	7.1%
	2009	3.2%	1.1%	1.6%	1.3%	9.0%	7.1%	3.8%	6.2%

Inflation Rate	2007	3.9%	2.9%	2.1%	0.1%	4.8%	6.4%	3.6%	9.0%
(Annual Rate)	2008	4.7%	3.7%	3.1%	1.1%	5.9%	6.0%	5.2%	12.5%
	2009	3.6%	2.4%	1.9%	1.1%	3.6%	5.7%	4.6%	10.5%

Government Spending	2007	-	-1.2%	-0.6%	-3.4%	0.7%	-3.2%	-2.3%	5.4%
Surplus/Deficit	2008	-	-2.4%	-1.1%	-2.9%	0.5%	-3.2%	-1.9%	2.5%
(% of GDP)	2009	-	-2.3%	-1.1%	-2.4%	0.4%	-3.2%	-2.3%	1.4%

Import Export Balance	2007	-	-5.3%	-0.3%	4.8%	11.8%	-1.0%	0.1%	5.9%
Surplus/Deficit	2008	-	-4.9%	-0.7%	4.0%	10.5%	-2.4%	-1.1%	5.1%
(% of GDP)	2009	-	-4.5%	-0.9%	3.7%	9.6%	-1.6%	-1.1%	2.8%

* A Country's Weight within the World Economy is based on its PPP GDP (source IMF)

o	Until recently, countries disagreed on how to manage their economies. A truly global marketplace became a reality in 1989 when the Soviet Union and China adopted the West's free market-orientation.

o

Global satellites enabled CNN to broadcast the first unbiased news to the world in 1989. Seeing the higher standard of living beyond their borders, whole populations immediately began working toward improving their future.

o	Expanding Internet availability is accelerating globalization. This worldwide phenomenon has moved every business and customer into the same neighborhood, thus leveling out the playing field.

o

Globalization has reversed the past pattern of growth, shifting the relative advantage from developed to the "yet- to-be-developed" countries. Many local businesses, held back in the past by government mismanagement, are now outperforming. Given that they started from such low bases, this performance has above average potential.

o

Clever businesses and investors immediately realized they were not restricted to operating within their country's borders. They quickly adopted a multinational business and investing approach that gave them the opportunity to harvest the advantages of globalization and to side step its disadvantages.

o

Now, the key to valuing a company is how the company is responding to globalization, not where it is located. Multinational companies and global- style investment funds from every county have benefited from their response to globalization.

In managing your Funds' portfolios, we have responded to globalization by owning undervalued multinational companies and stressing industries and countries that benefit from this new business environment. I personally own both Thomas White Funds, with 63% in the Thomas White International Fund and 37% in Thomas White American Opportunities Fund. I feel the resulting global portfolio should satisfy my family's need for long-term performance and return stability.

The Thomas White Global Investing Website

We now have a new website where shareholders can expand their understanding of global investing. Reports will chronicle observations from Thomas White research professionals in America and Asia who actively monitor the world's stocks, industries and countries. As a major project outside our normal comfort zone, please excuse the initial shortcomings and "under construction" signs. Please visit www.thomaswhite.com and sign up to receive weekly postcards, regular country reports and monthly global market commentary. As always, our goal is to provide you and your financial advisor with strong performance and reliable service.

The 2008-2009 Global Business & Market Outlook

In addition to receiving this outlook by mail in your Annual and Interim Reports, shareholders can now subscribe to monthly updates on our new website (www.thomaswhite.com).

Our 2007 global outlook was reasonably accurate except for the higher year end price of oil. Given dramatic recent events, we are reducing growth projections and increasing inflation estimates versus those made in December.

The Financial Sector Crisis and Housing Market

In March, the U.S. Federal Reserve had to arrange and finance the rescue of Bear Stearns, a major investment bank it was not responsible for regulating. It did so to maintain global confidence in the banking system, and more specifically, counter-party transactions. The Fed also opened its lending window to investment banks, an action repeated by Europe's central banks. The root of this crisis was the earlier surge in issuance of mortgages to individuals with poor credit who were buying homes beyond their means.

Is the Credit Crisis Over?

We remain skeptical. First, efforts by the Federal Reserve to save any future troubled institutions will be more difficult as its own reserves are quite small versus the record level of debt outstanding. Moreover, much of the riskier paper at investment banks and hedge funds is financed using high leverage. Finally, housing prices are still falling due to the weak economy and rising unemployment. This is lowering the value of mortgage holdings, which in turn will pressure additional write offs. Given this scenario, we continue to underweight the financial and building sectors.

The United States is in a Borderline Recession

Consumer spending, which represents 70% of the U.S. economy, has rebounded slightly due to government checks arriving, but with oil prices and food prices rising, consumption should soften in the coming months.

The weak dollar is helping exports, but with inflation up, the Federal Reserve can no longer lower rates to buoy the economy and may even have to raise them after the November elections. We now project a 1.1% GDP growth rate in the U.S. this year and a still weak 0.8% in 2009.

Slower Growth in Europe and Japan

The U.S. slowdown is partially responsible for lower 2008 growth rates in many other countries, including Western Europe, Japan and parts of the Far East. In Europe, we believe that a tight monetary policy to curb rising inflation and slowing exports due to the strong Euro will reduce GDP growth to 1.4% in 2008 and 1.6% in 2009.

Japan's modest recovery in the first half is now slowing as exports are falling due to the Yen's strength and U.S. demand. We believe that the Japan's GDP should rise 1.0% this year and 1.3% in 2009.

China

The Middle Kingdom faces two major risks in the near-term: inflation and weak exports. First, soaring inflation may trigger aggressive monetary tightening, which could induce a credit crunch. Second, a sizeable drop in exports due to weak demand abroad would hurt exports, China's primary growth engine. As an offset, if the U.S. did have weaker growth than we expect, this would calm China's inflation concerns and encourage an accommodative monetary policy. China's role as a crucial link in the supply chain of multinational companies will assure its trade surplus. Chinese domestic consumption, while not mature yet, will also cushion any slowdown. We believe that China's GDP should rise 9.8% this year and 9.0% in 2009.

India

India's growth over the last five years has resulted from internal demand not exports. Rising inflation and rates hikes by the Reserve Bank of India will slow growth. Unless food price increases spark serious rioting, bringing the government down, we believe that economic growth in India should be 7.6% this year and 7.1% in 2009.

Brazil

Brazil's domestic economy has been expanding in scale and diversity. We believe that GDP growth of 5.4% in 2007 should slow to 4.6% this year and 3.8% in 2009 as the central bank is raising rates because it is concerned about rising inflation. Brazil's recent upgrade to an investment grade credit rating was helped by Brazil's near energy independence, an amazing feat in light of the United States' failure in this area. Reacting to the first energy crisis in the early 1970's, Brazil created a taskforce of government and private industry officials, drew up a viable plan and stuck with it even after prices fell in later years. The plan encouraged sugar cane farmers, established incentives for the building of ethanol production and transportation facilities, set a timetable for gasoline retailers to adapt their pumps and convinced automobile manufactures to redesign their engines. Petrobras, the country's national energy company, and a significant holding in the Thomas White International Fund's portfolio, was brought public and its excellent management developed in-house exploration skills that are now the envy of the industry. Their recent major offshore oil discoveries may lift Brazil into the ranks of the world's top exporters.

As a major agricultural and mineral exporter, Brazil has been a beneficiary of rising demand from developing countries. The Thomas White International Fund's investment in Vale do Rio Doce, the country's largest mineral exporter, has been very rewarding.

Russia

Domestic demand continues to surge in Russia matching the strong growth in energy and minerals exports. Robust corporate profits are bolstering business confidence and sustaining the country's capital spending boom. Despite double-digit inflation, real incomes are rising rapidly, which along with expanding credit, is boosting domestic consumption. We believe that growth in Russia is relatively immune to a slowdown elsewhere and that GNP will expand 7.1% this year and 6.2% in 2009.

We are fellow Fund Shareholders

As do many of the professionals in our firm, my family and I have 100% of our stock market exposure in the two Thomas White Funds. We are confident that the Funds will meet our twin goals of strong long-term of performance with below average volatility.

/s/ Thomas S. White, Jr.
Thomas S. White, Jr.
President

INTERNATIONAL STOCK MARKET PERFORMANCE

The MSCI World Index has had a more consistent performance pattern over the last 35-years than any of its regional sub-indices.

MSCI INDICES (US$)	The regional performance order in each 5-year period is shown as rank #1 (best) to #4 (worst).
5-YEAR RETURN PERIODS	WORLD	EUROPE	USA	JAPAN	PACIFIC EX-JAPAN
1970-1974	-1.3%	-0.9% (#2)	-3.4% (#3)	16.0% (#1)	-6.2% (#4)
1975-1979	16.0%	18.9% (#2)	13.3% (#4)	18.8% (#3)	27.5% (#1)
1980-1984	12.4%	6.1% (#3)	14.5% (#2)	17.0% (#1)	4.1% (#4)
1985-1989	28.0%	32.3% (#2)	19.8% (#4)	41.4% (#1)	22.4% (#3)
1990-1994	4.2%	7.0% (#3)	9.2% (#2)	-3.4% (#4)	15.3% (#1)
1995-1999	20.2%	22.5% (#2)	29.7% (#1)	2.1% (#4)	5.0% (#3)
2000-2004	-2.0%	0.4% (#2)	-3.2% (#3)	-6.3% (#4)	6.6% (#1)
2005-2007[1]	13.3%	19.1% (#1)	8.9% (#3)	8.6% (#4)	26.3% (#1)
1970-2007[1]	10.8%	12.3%	10.7%	11.0%	11.3%
1988-2007	9.3%	12.2%	11.9%	0.9%	12.7%

1 Dec. 31, 2007

History shows that regional returns are random in their timing, with no area holding a monopoly on performance. Note the 1970-2007 regional returns of 10.7% to 12.3% are all close to the 10.8% world return.

Observe that the World Index has enjoyed a more consistent pattern of returns over this period than any of its sub-indices. This is because regional bull and bear markets have tended to offset one another.

Investors who invest globally by owning both the American Opportunities and International Funds could benefit from the potential for smoother performance inherent in portfolios that are diversified across industries, countries and currencies.

Less volatile performance encourages investors to stay the course in falling market environments. This promotes success in reaching one's long-term investment goals.

THE WORLD HAS CHANGED

The number of stocks in the world has surged 109% since the end of the Cold War in 1989. As of October 2007, America's 5,986 exchange-traded stocks now only represent 13% of the 45,003 stocks on the world's 51 exchanges.2

The Growth of World Stock Markets: Regional Weights
1960 to Oct 31, 20071	1960	1970	1980	1990	2000	2007
Developed Markets	99.9%	99.8%	99%	97%	96%	81%
United States	72%	66%	57%	43%	51%	35%
Canada	3%	2%	3%	2%	2%	3%
Europe	22%	22%	23%	25%	28%	28%
Asia Pacific	3%	8%	16%	27%	15%	15%
Emerging Markets	0.1%	0.2%	0.8%	3%	4%	19%
The World Market	100%	100%	100%	100%	100%	100%
Market Value ($ trillions)	$0.5	$2.0	$4.1	$8.2	$26.9	$44.5

1 Source: Thomas White International Ltd.

2 World Federation of Exchanges, Focus-Jan 2008

Globalization has spurred growth in every region of the world. Non-US stocks now represent over half of the total world stock market value. Of course, Americans are familiar with many international firms: Sony, Nokia, Toyota, BMW, L'Oreal, Daimler AG, Samsung, Unilever, Heineken, Volvo, Nestle, UBS, ING, Volkswagen, Roche, Honda, Royal Dutch, and Canon.

Given their quality, diversity and growth potential, it only makes common sense that investors search for opportunities on a global basis.

The Thomas White domestic and international funds are managed by the same portfolio manager and analysts, who adhere to the identical valuation-oriented investment style. The two portfolios complement one another in that, when combined, they have the profile of the MSCI All-Country Index.

Shareholders who want to adopt a global investment strategy for their saving and investment program, should consider owning both of the Thomas White Funds.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND		SYMBOL: TWAOX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White Opportunities Fund primarily invests in equity securities of mid-size US companies. It also can have significant investments in large-cap and small-cap companies.

Over the last six months ended April 30, 2008, the Thomas White American Opportunities Fund, (the "Fund") returned -5.83%. This compares to a -8.77% return for the Russell Midcap Index. The Fund returned -2.75%, +9.76% and +14.28% for the trailing one-, three- and five-year periods compared to -6.33%, +10.92% and +16.20%, respectively, for the Russell Midcap Index.

The Fund's strategy emphasizes a diversified portfolio of companies. We believe this approach creates a margin of safety in volatile markets and the opportunity to capture superior performance in the long term. Consistent with our performance objectives the Fund has outperformed the Russell Midcap Index during the recent market downturn over the first half of the fiscal year.

REVIEWING THE PORTFOLIO

The sub-prime fallout continued through the first quarter of 2008, rippling across global markets. This was especially true in the U.S. where experts have been split over whether the economy is also in a recession. Worldwide, the declining dollar, record oil prices and new highs for commodities, such as copper and corn, have added further strain to consumer pocketbooks, global economies and equity markets.

In March, the Federal Reserve engineered a bailout of Bear Stearns in an attempt to stave off a collapse in the financial sector. While successful in stabilizing the market in the short term, predictions of further write-offs from major banks, combined with declining profit forecasts, continue to impact markets.

Beleaguered consumers have been battered by escalating fuel prices, the credit crunch, a declining housing market and fears of a deep recession. Consumer spending appears to have buckled under these combined pressures, but recent reports show consumers have begun modifying their buying patterns and behavior.

Industries and sectors are all being affected differently by rising commodity prices and the declining dollar. U.S. exporters are being helped by the weak dollar, which is making their products more attractive to foreign buyers. On the other hand, manufacturers are seeing their imported raw material costs rise sharply. This is causing their profit margins to shrink since these costs are difficult to pass on to buyers because of the weak economy.

Top performing stocks in the Fund for the six months ended April 30, 2008 included independent oil and gas exploration and production company Cimarex Energy Co (+53.8%), fertilizer company Potash Corporation of Saskatchewan (+49.8%), trucking transportation firm Ryder Systems Inc (+43.1%), international steel firm United States Steel Corp (+42.7%). The Transportation sector was the leading sector for the six month period rising 39.1%, followed by Chemicals (+33.0%), Metals (+24.3%) and Energy (+9.5%).

Across the board, other sectors dependent on consumer demand and commodities continued to suffer. The impact of rising prices and tightening credit was seen in the performance of industries from Financials to Communications to Healthcare and Services.

Poorly performing stocks included insurer XL Capital Ltd., which was battered by the credit crisis (-51.5%), Mastec Inc. (-49.4%), which announced poor earnings and Health Net Inc. (-45.4%) which declined with other health insurers.

PORTFOLIO STRATEGY

The Funds' objective is to obtain superior performance over the long-term with lower volatility. To accomplish this, we maintain a portfolio of undervalued securities, diversified across industries. This approach is designed to maximize our strength in stock selection, and reduce the risk of inaccurate economic forecasts.

The historical performance profile of our investment approach provides strong long-term returns and out performance during market declines. We prefer this profile as less volatile portfolios encourage investors to adhere to their long-term objectives in difficult markets.

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED
(VALUE IN THOUSANDS)

[GRAPH OMITTED]

Date	TWAO	Russell Midcap
03/04/99	10,000.00	10,000.00
03/31/99	9,990.00	10,340.76
04/30/99	10,790.00	11,104.66
05/31/99	10,790.00	11,072.81
06/30/99	11,210.00	11,463.34
07/31/99	10,900.00	11,148.67
08/31/99	10,570.00	10,859.92
09/30/99	10,390.00	10,477.65
10/31/99	10,730.00	10,974.29
11/30/99	10,750.00	11,290.35
12/31/99	11,142.69	12,283.90
01/31/00	10,451.28	11,876.81
02/29/00	10,451.28	12,790.14
03/31/00	11,433.28	13,523.02
04/30/00	11,363.13	12,883.38
05/31/00	11,182.77	12,541.97
06/30/00	11,142.69	12,913.21
07/31/00	11,052.50	12,768.07
08/31/00	11,814.05	13,991.25
09/30/00	11,463.34	13,791.87
10/31/00	11,506.44	13,579.48
11/30/00	11,054.59	12,357.32
12/31/00	11,727.11	13,297.72
01/31/01	11,464.41	13,511.81
02/28/01	11,317.30	12,689.62
03/31/01	11,096.62	11,902.86
04/30/01	11,800.67	12,920.55
05/31/01	12,178.97	13,160.88
06/30/01	12,042.36	13,035.85
07/31/01	12,010.84	12,663.02
08/31/01	11,779.66	12,176.13
09/30/01	10,928.49	10,708.30
10/31/01	11,253.41	11,132.35
11/30/01	11,907.31	12,065.24
12/31/01	12,445.19	12,550.26
01/31/02	12,571.75	12,474.96
02/28/02	12,708.86	12,342.72
03/31/02	13,278.39	13,083.29
04/30/02	13,299.48	12,829.47
05/30/02	13,236.20	12,684.50
06/30/02	12,687.77	11,834.13
07/31/02	11,654.18	10,679.12
08/31/02	11,791.29	10,737.85
09/30/02	10,873.72	9,746.75
10/31/02	11,139.89	10,239.35
11/30/02	11,499.24	10,949.96
12/31/02	11,213.87	10,518.53
01/31/03	11,097.61	10,306.06
02/28/03	10,791.11	10,169.55
03/31/03	10,843.95	10,269.72
04/30/03	11,562.65	11,015.61
05/31/03	12,239.08	12,023.54
06/30/03	12,471.60	12,145.46
07/31/03	13,031.77	12,545.65
08/31/03	13,560.22	13,090.14
09/30/03	13,359.41	12,926.51
10/31/03	14,432.82	13,912.80
11/30/03	14,802.90	14,303.06
12/31/03	15,088.38	14,732.15
01/31/04	15,490.17	15,160.85
02/29/04	15,860.25	15,486.81
03/31/04	16,082.29	15,489.91
04/30/04	15,595.91	14,921.43
05/31/04	15,627.63	15,291.48
06/30/04	16,029.42	15,715.05
07/31/04	15,342.14	15,027.68
08/31/04	15,511.32	15,092.30
09/30/04	16,198.60	15,582.80
10/31/04	16,539.39	16,012.88
11/30/04	17,644.29	16,988.07
12/31/04	18,122.70	17,710.91
01/31/05	17,621.51	17,271.68
02/28/05	17,917.67	17,806.06
03/31/05	17,655.68	17,666.29
04/30/05	17,040.58	17,102.73
05/31/05	17,735.42	17,922.64
06/30/05	18,487.21	18,404.76
07/31/05	19,341.51	19,374.69
08/31/05	19,204.82	19,239.06
09/30/05	19,239.00	19,493.98
10/31/05	18,552.30	18,908.38
11/30/05	19,306.97	19,747.91
12/31/05	19,709.47	19,951.32
01/31/06	20,376.09	20,976.81
02/28/06	20,325.78	20,951.64
03/31/06	20,803.74	21,471.24
04/30/06	20,828.89	21,621.54
05/31/06	20,111.96	20,892.90
06/30/06	20,325.78	20,916.92
07/31/06	20,124.53	20,459.89
08/31/06	20,300.62	20,979.57
09/30/06	20,627.65	21,359.30
10/31/06	21,293.35	22,199.79
11/30/06	21,933.43	22,998.98
12/31/06	21,776.96	22,996.68
01/31/07	22,289.03	23,773.97
02/28/07	22,331.70	23,812.01
03/31/07	22,573.51	24,003.46
04/30/07	23,170.92	24,917.99
05/31/07	23,825.22	25,856.15
06/30/07	23,242.04	25,273.35
07/31/07	22,445.49	24,333.18
08/31/07	22,687.30	24,374.55
09/30/07	23,398.50	25,176.47
10/31/07	23,928.27	25,582.82
11/30/07	22,951.92	24,361.24
12/31/07	22,874.43	24,284.50
01/31/08	21,386.66	22,702.37
02/29/08	21,216.19	22,183.62
03/31/08	21,340.17	21,861.96
04/30/08	22,533.48	23,339.82

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and benchmark. The cumulative return since inception was +125.33% for the Fund and 133.40% for the Russell Midcap. The one-year return for the Fund was -2.75%. The Fund's average annual total return was +9.27%. The Russell Midcap Index includes gross dividends. Investors cannot invest directly in the index, although they can invest in its underlying securities. During the periods shown, the Fund's manager reimbursed certain Fund expenses, absent which performance would have been lower.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
Average Annual Returns as of April 30, 20081
	6 month	YTD	1 Yr	3 Yrs	5 Yrs	Since Inception
American Opportunities Fund	-5.83%	-1.49%	-2.75%	9.76%	14.28%	9.27%
Russell Midcap Index	-8.77%	-3.89%	-6.33%	10.92%	16.20%	9.69%

Operating Expenses (annualized)2	Portfolio Turnover (annualized)
Six months ended April 30, 2008 1.35%	Six months ended April 30, 2008 45.68%

Sector Allocation	% of TNA
Aerospace	3.1%
Banking	3.7%
Building	1.0%
Capital Goods	1.0%
Chemicals	3.3%
Communications	0.4%
Consumer Durables	2.9%
Consumer Retail	5.8%
Consumer Staples	5.5%
Energy	7.0%
Financial Diversified	9.7%
Forest & Paper	0.7%
Healthcare	7.4%
Industrial	3.6%
Insurance	4.3%
Metals	3.3%
Services	10.1%
Technology	9.0%
Transportation	4.0%
Utilities	7.8%
Cash & Other	6.2%

Portfolio Market Cap Mix	% of TNA
Large Cap (over $14.5 billion)	22.3%
MidCap ($1.85-14.5 billion)	69.7%
Small Cap (under $1.85 billion)	1.8%
Cash & Other	6.2%

NAV	Net Assets	Redemption Fee	12b-1 Fees
$14.54	$23.5 million	2.00% with 60 days	None

1

Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 25% of the total market capitalization of the Russell 1000 Index. All indices are unmanaged and returns assume the reinvestment of dividends. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Fund's manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results. The investment may be worth more or less than their original cost.

2	In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.57%

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
Investment Portfolio (Unaudited) April 30, 2008

Sector Issue		Shares	Value

COMMON STOCKS (93.8%)
AEROSPACE (3.1%)
Alliant Techsystems *		1,950	$214,461
Goodrich Bf		3,850	262,378
Precision Castparts		2,100	246,876
			723,715

BANKING (3.7%)
Bank Of Hawaii		3,900	213,837
Commerce Bancshares		5,250	228,375
Hudson City Bancorp		13,650	261,125
People's United Financial		9,555	162,148
			865,485
BUILDING (1.0%)
Martin Marietta Material		2,175	237,902

CAPITAL GOODS (1.0%)
Joy Global Inc		3,250	241,313

CHEMICALS (3.3%)
Potash Corp Sask		4,200	772,590

COMMUNICATIONS (0.4%)
Centurytel Inc		3,150	102,218

CONSUMER DURABLES (2.9%)
Autoliv Inc		2,300	140,852
Borg Warner Inc		4,900	240,835
Johnson Controls		8,550	301,473
			683,160

CONSUMER RETAIL (5.8%)
American Eagle Outfitters		17,175	315,505
Abercrombie & Fitch		2,800	208,068
BJ's Wholesale Club*		5,650	215,378
Nike Inc CI B		7,150	477,620
V F Corp		2,050	152,479
			1,369,050

CONSUMER STAPLES (5.5%)
Church & Dwight Inc		4,100	232,962
Corn Products		3,000	139,140
Loews Corp Carolina		3,500	229,845
Reynolds American		7,600	409,260
Ww Grainger Inc		3,300	286,143
			1,297,350

ENERGY (7.0%)
Cameron Intl*		9,700	477,531
Cimarex Energy		6,100	380,030

See Notes to Financial Statements

Thomas White American Opportunities Fund

Sector Issue		Shares	Value

Forest Oil Corp*		5,850	$344,741
Noble Energy		5,050	439,350
			1,641,652

FINANCIAL DIVERSIFIED (9.7%)
Blackrock Inc		1,400	282,506
Bre Properties Cla		5,000	239,750
Developers Rlty		5,550	238,373
HCP Inc		13,450	480,165
Kimco Realty Corp		7,400	295,334
Northern Trust		3,600	266,796
SEI Investments Co		6,500	151,255
Weingarten Realty		8,650	319,099
			2,273,278

FOREST & PAPER (0.7%)
Rayonier		4,000	168,120

HEALTH CARE (7.4%)
Bio-Rad Labs*		3,800	316,730
Cigna Corp		4,750	202,873
Covance Inc*		5,100	427,329
Health Net*		6,200	181,598
Schein Henry Inc*		6,575	364,058
Watson Pharmaceutical*		8,100	251,424
			1,744,012

INDUSTRIAL (3.6%)
Ametek Inc		6,000	291,120
General Cable Corp*		3,400	227,800
Reliance Steel & Alum		5,350	325,173
			844,093

INSURANCE (4.3%)
Assurant Inc		6,900	448,500
Renaissancere Hldg		2,650	136,316
Stancorp Finl Group		4,400	225,456
Wr Berkley Corp		7,700	197,813
			1,008,085

METALS (3.3%)
Freeport-Mcmoran		2,211	251,501
Us Steel Corp		3,400	523,430
			774,931

SERVICES (10.1%)
Darden Restaurant		7,700	273,966
Intl Speedway		8,150	345,723
Manpower Inc		6,950	466,554
Republic Service		9,050	287,700
Snap-On Inc		4,300	255,033
Wyndham Wrldwide		11,750	252,390

See Notes to Financial Statements

Investment Portfolio			April 30, 2008

Sector Issue		Shares	Value

Xerox Corp		14,450	$201,867
Yum! Brands Inc		6,950	282,726
			2,365,959

TECHNOLOGY (9.0%)
Applera Appl Bio		4,950	157,955
Arrow Electronic*		14,550	395,906
Avnet Inc*		6,400	167,616
Anixter Intl*		3,450	196,547
CACI Intl Inc.*		8,524	427,223
Equifax		6,300	241,101
Factset Research		4,150	249,125
Harris Corp		5,350	289,061
			2,124,534

TRANSPORTATION (4.0%)
Csx Corp		8,800	553,960
Kirby Corp*		4,700	257,748
Ryder System		1,950	133,517
			945,225

UTILITIES (7.8%)
American Elec Pwr		9,750	435,143
Mirant Corp*		6,150	252,827
Nstar		9,150	294,722
Sempra Energy		6,100	345,687
Wisconsin Energy		10,750	510,185
			1,838,564

Total Common Stocks		(Cost $18,142,607)	22,021,235

Short-Term Obligations (3.4%)
		Principal Amount
Wisconsin Corporate Central Credit
Union Variable Demand Note
2.57%, due 06/24/2008		$1,493,972	$1,493,972
Total Short-Term Obligations		(Cost $1,493,972)	1,493,972

Total Investments:	100.3%	(Cost $19,636,579)	23,515,207
Other Assets, Less Liabilities:	(0.3%)		(37,544)
Total Net Assets:	100.0%		$23,477,663

* Non-Income Producing Securities

See Notes to Financial Statements

THOMAS WHITE INTERNATIONAL FUND		SYMBOL: TWWDX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White International Fund primarily invests in equity securities of companies located in the developed markets of Europe and Asia. It can also have investments in the emerging markets of Eastern Europe, the Middle East, Africa, Latin America, the Far East, and the Indian Sub-Continent.

PERFORMANCE

For the six-month period ending April 30, 2008, the Thomas White International Fund, (the "Fund") returned -9.02% slightly outperforming the MSCI All Country ex US index, which was -9.34%. For the trailing 12-months, the Fund returned +4.75% versus +3.60% for the index. The Fund's average annual three-year and five-year returns outperformed the index by 4.40% and 2.54%, respectively.

INTERNATIONAL EQUITIES CONTINUE TO OUTPERFORM US EQUITIES

In January, the American Dialect Society chose "subprime" as the 2007 word of the year. This single word encapsulates a key driver of the market's woes in the first six months of the Fund's fiscal year. The sub-prime fallout continued from the second half of 2007 into 2008, rippling across global markets. This was especially true in the U.S. where experts have been split over whether the economy is also in a recession. Worldwide, record oil prices, new highs for commodities such as copper and corn, and the declining dollar have added further strain to consumer pocketbooks, global economies and equity markets.

Globally, industries and sectors are struggling with the double-edged sword of rising commodity prices and the declining dollar. Foreign exporters are feeling the effects of decreased demand as the cost of their products escalates against a weakened dollar, and the added strain of competing against lower-priced U.S. imports in their home markets. Furthermore, manufacturers who use raw commodities are seeing their costs escalate sharply - costs which, historically, have been difficult to pass on to the consumer market, where demand and spending are declining.

Global merger and acquisition activity, which helped drive the market in early 2006 through 2007, has ground to a halt due to the credit debacle. Although flush with cash, even the healthier Asian and emerging market economies may see merger activity suppressed if the developed world's credit ills continue to spread.

Global consumers, already beleaguered, are being battered by escalating fuel and food prices, the credit crunch and fears of a deep U.S. recession. Consumer spending appears to be buckling under these combined pressures but recent reports show consumers are changing their behavior as a result of the current conditions.

As in 2007, the Fund's performance was positively influenced by emerging market, commodity and energy related companies. Canadian fertilizer company Potash Corporation of Saskatchewan lead the Fund's performance over the last 6 months, with a return of +51.2%. Other top performers were South African mining company African Rainbow Materials Ltd (+47.8%), Brazilian energy company Petrobras (+19.9%) and mining firm Arcelor Mittal South Africa (+18.7%). Strong results were also realized by Japanese gaming machine manufacturer Sankyo Co Ltd. (+40.7%). The stocks in the portfolio over this period which underperformed included Kingboard Chemicals Holdings (-39.6%) and China Resources Power Holdings (-38.1%). Kingboard was sold during the period as its margins were negatively impacted by the higher cost of raw materials while China Resources was hurt by price freeze by their regulator despite posting 36% increase in net profits.

The Fund's Chemical Sector, with its focus on fertilizer stocks, was the only sector that achieved overall positive returns for the last six months led by Potash. The best returns in other sectors were seen from Energy, Metals and Healthcare. Capital goods and building companies bore the brunt of rising commodities prices, while at the same time, tight credit restricted client demand. Insurance and finance companies, and especially banks, have been hit hardest by the credit storm. The Fund remains about 7% underweight in Financials relative to the benchmark.

Going forward, it appears the sub-prime fueled credit crisis may remain a factor that could affect global economies throughout 2008 and into 2009. In developed countries, it is uncertain if low inflation, relatively low unemployment and rising income levels will bolster the economy if confidence levels of individuals and businesses continue to deteriorate. In emerging economies, consumer demand is feeling the pressure of skyrocketing inflation, compounded by a shortage of staple foods, such as rice. Oil prices seem to still be on an upward trajectory and recent flooding in the United States mid-west region may drive food prices even higher.

PORTFOLIO STRATEGY

The Funds' objective is to obtain superior performance over the long-term with lower volatility. To accomplish this, we maintain a portfolio of undervalued securities, diversified across both industries and countries. This approach is designed to maximize our strength in stock selection, and reduce the risk of inaccurate economic forecasts.

The historical performance profile of our investment approach provides strong long-term returns and out performance during market declines. We prefer this profile as less volatile portfolios encourage investors to adhere to their long-term objectives in difficult markets.

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED
(VALUE IN THOUSANDS)

[GRAPH OMITTED]

Date	TWWDX	MSCI All Country World EX USA
06/28/94	10,000.00	10,000.00
06/30/94	10,010.00	10,000.00
07/31/94	10,440.00	10,184.41
08/31/94	10,690.00	10,533.15
09/30/94	10,380.00	10,312.33
10/31/94	10,500.00	10,556.50
11/30/94	10,130.00	10,054.01
12/31/94	10,067.11	10,041.90
01/31/95	9,966.24	9,557.29
02/28/95	10,258.77	9,504.36
03/31/95	10,531.13	10,034.01
04/30/95	10,803.48	10,391.20
05/31/95	11,035.49	10,335.09
06/30/95	11,106.10	10,191.36
07/31/95	11,549.94	10,746.69
08/31/95	11,388.55	10,364.35
09/30/95	11,570.12	10,555.72
10/31/95	11,408.72	10,275.30
11/30/95	11,620.55	10,490.30
12/31/95	11,982.92	10,898.89
01/31/96	12,357.39	11,020.46
02/29/96	12,432.28	11,022.23
03/31/96	12,507.17	11,236.46
04/30/96	12,838.84	11,635.98
05/31/96	12,913.74	11,441.56
06/30/96	12,903.04	11,509.02
07/31/96	12,475.08	11,114.33
08/31/96	12,710.46	11,177.92
09/30/96	13,020.73	11,452.80
10/31/96	13,191.91	11,334.58
11/30/96	13,898.05	11,764.65
12/31/96	13,960.43	11,623.00
01/31/97	14,018.17	11,409.13
02/28/97	14,145.19	11,618.15
03/31/97	13,937.34	11,594.33
04/30/97	14,052.81	11,692.19
05/31/97	14,907.30	12,414.77
06/30/97	15,357.63	13,099.44
07/31/97	15,946.53	13,364.05
08/31/97	15,115.14	12,312.97
09/30/97	16,073.55	12,979.10
10/31/97	15,276.80	11,874.58
11/30/97	15,426.92	11,725.67
12/31/97	15,594.27	11,860.52
01/31/98	15,838.69	12,215.14
02/28/98	16,853.05	13,029.89
03/31/98	17,794.09	13,480.73
04/30/98	17,745.20	13,577.12
05/31/98	17,598.55	13,331.37
06/30/98	17,610.77	13,280.71
07/31/98	17,720.76	13,406.88
08/31/98	15,398.73	11,516.51
09/30/98	15,435.39	11,273.05
10/31/98	16,596.41	12,453.90
11/30/98	17,415.23	13,123.17
12/31/98	18,173.73	13,575.92
01/31/99	18,213.18	13,549.19
02/28/99	17,779.22	13,234.55
03/31/99	18,029.08	13,890.86
04/30/99	18,883.85	14,584.26
05/31/99	18,200.68	13,912.64
06/30/99	19,001.03	14,557.08
07/31/99	19,297.46	14,888.24
08/31/99	19,312.28	14,942.15
09/30/99	19,030.67	15,039.17
10/31/99	19,712.46	15,585.24
11/30/99	20,927.81	16,199.50
12/31/99	22,955.30	17,734.08
01/31/00	21,250.23	16,756.53
02/29/00	22,244.86	17,203.03
03/31/00	22,465.88	17,863.09
04/30/00	21,266.02	16,868.12
05/31/00	20,966.05	16,448.05
06/30/00	21,708.08	17,145.96
07/31/00	20,918.69	16,459.31
08/31/00	20,902.90	16,663.42
09/30/00	19,924.07	15,734.98
10/31/00	19,458.89	15,223.45
11/30/00	18,896.31	14,531.55
12/31/00	19,591.27	15,018.45
01/31/01	19,624.36	15,242.82
02/28/01	18,449.54	14,035.49
03/31/01	17,009.98	13,037.06
04/30/01	18,135.16	13,916.24
05/31/01	17,804.22	13,521.71
06/30/01	17,539.48	12,998.01
07/31/01	17,208.54	12,707.26
08/31/01	16,910.70	12,388.87
09/30/01	15,173.30	11,071.75
10/31/01	15,443.99	11,382.18
11/30/01	15,977.12	11,901.82
12/31/01	16,310.32	12,054.71
01/31/02	15,727.22	11,537.32
02/28/02	16,010.44	11,619.47
03/31/02	17,110.01	12,245.14
04/30/02	17,326.60	12,317.98
05/30/02	17,826.40	12,442.33
06/30/02	17,026.71	11,900.47
07/31/02	15,360.69	10,739.39
08/31/02	15,693.90	10,737.59
09/30/02	14,027.88	9,597.09
10/31/02	14,475.81	10,111.17
11/30/02	14,910.67	10,596.11
12/31/02	14,457.30	10,252.79
01/31/03	13,987.14	9,891.90
02/28/03	13,416.24	9,689.60
03/31/03	13,164.37	9,494.81
04/30/03	14,457.30	10,400.27
05/31/03	15,313.66	11,053.88
06/30/03	15,683.06	11,353.64
07/31/03	16,035.68	11,654.16
08/31/03	16,606.59	11,999.29
09/30/03	16,975.99	12,332.85
10/31/03	17,915.26	13,131.38
11/30/03	18,391.19	13,415.68
12/31/03	19,699.99	14,439.03
01/31/04	20,175.91	14,668.82
02/29/04	20,583.85	15,039.02
03/31/04	20,753.83	15,125.68
04/30/04	19,920.95	14,644.49
05/31/04	19,835.97	14,677.98
06/30/04	20,396.88	14,990.21
07/31/04	19,818.97	14,550.47
08/31/04	19,971.95	14,663.26
09/30/04	20,532.86	15,132.44
10/31/04	21,180.64	15,657.78
11/30/04	22,763.60	16,740.31
12/31/04	23,727.13	17,457.74
01/31/05	23,469.04	17,154.52
02/28/05	24,983.18	17,996.00
03/31/05	24,191.70	17,501.29
04/30/05	23,555.07	17,052.54
05/31/05	23,709.93	17,143.25
06/30/05	24,294.93	17,458.49
07/31/05	25,499.36	18,099.93
08/31/05	26,583.34	18,557.39
09/30/05	28,114.68	19,510.76
10/31/05	27,168.28	18,799.19
11/30/05	28,234.80	19,426.36
12/31/05	29,787.81	20,359.00
01/31/06	32,482.18	21,775.54
02/28/06	32,500.89	21,708.04
03/31/06	33,754.53	22,328.89
04/30/06	35,775.31	23,465.43
05/31/06	33,791.95	22,360.21
06/30/06	33,511.28	22,328.90
07/31/06	33,754.53	22,552.19
08/31/06	34,690.07	23,183.65
09/30/06	34,839.76	23,195.25
10/31/06	36,238.73	24,136.97
11/30/06	37,599.43	25,005.90
12/31/06	39,260.29	25,783.59
01/31/07	39,280.30	25,876.41
02/28/07	39,100.20	26,031.67
03/31/07	40,620.99	26,752.74
04/30/07	42,602.01	27,972.67
05/31/07	44,162.82	28,708.35
06/30/07	44,202.84	28,943.76
07/31/07	44,282.88	28,856.93
08/31/07	43,902.69	28,405.35
09/30/07	46,383.97	30,278.68
10/31/07	49,050.94	31,965.20
11/30/07	46,675.75	30,520.37
12/31/07	46,305.30	30,077.83
01/31/08	41,947.16	27,163.29
02/29/08	42,818.79	27,942.87
03/31/08	42,056.11	27,327.01
04/30/08	44,627.42	28,980.30

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and its benchmark. The cumulative return since inception was 346.27% for the Fund and 189.80% for the MSCI All Country World ex US Index. The one-year return for the Fund was 4.75%. The Fund's average annual total return since inception was 11.41%. The MSCI Index includes gross dividends. Investors cannot invest directly in the index, although they can invest in its underlying securities. During the periods shown, the Fund's manager reimbursed certain Fund expenses, absent which performance would have been lower.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Average Annual Returns as of April 30, 20081
	6 month	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
International Fund	-9.02	-3.62%	4.75%	23.74%	25.29%	9.66%	11.41%
MSCI AC World Ex US Index	-9.34%	-3.65%	3.60%	19.34%	22.75%	7.88%	7.99%

Operating Expenses (annualized)	Portfolio Turnover (annualized)
Six months ended April 30, 2008 1.42%	Six months ended April 30, 2008 50.13%

Country Allocation	% of TNA
Australia	2.9%
Austria	1.9%
Belgium	1.0%
Brazil	4.6%
Canada	8.0%
China	0.7%
Czech Republic	0.3%
Denmark	0.1%
Finland	0.7%
France	7.4%
Germany	10.5%
Hong Kong	3.5%
Indonesia	0.7%
Ireland	1.1%
Israel	0.2%
Italy	1.3%
Japan	13.0%
Malaysia	2.3%
Mexico	2.5%
Netherlands	4.2%
New Zealand	0.4%
Norway	0.9%
Philippines	0.3%
Poland	0.6%
Russia	2.2%
Singapore	1.7%
South Africa	4.9%
South Korea	4.5%
Spain	3.0%
Sweden	1.4%
Switzerland	1.4%
Taiwan	1.1%
Thailand	0.2%
United Kingdom	7.8%
Cash & other assets	2.7%

Sector Allocation	% of TNA
Aerospace	0.3%
Banking	14.6%
Building	2.0%
Capital Goods	0.8%
Chemicals	5.8%
Communications	5.8%
Consumer Durables	3.2%
Consumer Retail	2.4%
Consumer Staples	9.1%
Energy	11.8%
Financial Diversified	2.8%
Health care	4.3%
Industrial	6.9%
Insurance	4.8%
Metals	6.7%
Services	4.3%
Technology	5.0%
Transportation	1.8%
Utilities	4.9%
Cash & other	2.7%

NAV	Net Assets	Redemption Fee	12 b-1 Fees
$20.48	$278.1 million	2.00% with 60 days	None

1

MSCI All Country World is a compilation of the market indices for 49 developed and emerging market countries. The MSCI All Country World ex US represents the same countries as the All Country Index except it does not include the US. All indices are unmanaged and returns assume the reinvestment of dividends. The International Fund also assumes the reinvestment of dividends and capital gains distributions. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Fund's manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results. The investment may be worth more or less than their original cost.

THOMAS WHITE INTERNATIONAL FUND
Investment Portfolio April 30, 2008

Country	Issue	Industry	Shares	Value
COMMON STOCKS:	97.3%
AUSTRALIA:	2.9%
	Australia & New Zealand
	Banking Group	Banking	45,000	$924,318
	BHP Billiton	Metals	47,700	1,920,416
	QBR Insurance Group	Insurance	32,000	761,712
	Rio Tinto Plc #	Metals	7,300	3,431,000
	Westpac Banking Corp	Banking	48,000	1,102,925
				8,140,371

AUSTRIA:	1.9%
	Omv Ag	Energy	41,600	3,116,372
	Vienna Insurance Grp	Insurance	30,500	2,281,912
				5,398,284

BELGIUM:	1.0%
	Dexia SA #	Banking	72,500	1,996,230
	Ucb SA #	Healthcare	19,000	821,731
				2,817,961

BRAZIL:	4.6%
	Banco Do Brasil Sa	Banking	90,000	1,538,955
	Cia De Gas De Sao Pa	Utilities	41,000	1,018,875
	Cia Saneamento Basic	Utilities	73,000	1,797,245
	Cia Vale Do Rio Doce	Metals	103,164	3,271,134
	Metalurgica Gerdau	Metals	29,000	1,518,547
	Petroleo Brasileir	Energy	150,400	3,755,323
				12,900,079

CANADA:	8.0%
	Canadian Pacific Railway	Transportation	27,350	1,884,070
	Canadian Tire CI NV	Consumer Retail	25,900	1,667,175
	CGI Group Inc CI A*	Services	88,000	1,024,910
	CI Financial Income	Financial Div.	50,250	1,119,600
	Encana Corp	Energy	34,000	2,742,885
	Nexen Inc	Energy	44,000	1,524,697
	Petro-Canada	Energy	32,600	1,633,315
	Potash Corp of
	Saskatchewan	Chemicals	33,100	6,092,843
	Rogers Communication	Services	37,500	1,673,250
	Royal Bank of Canada	Banking	37,900	1,807,034
	Shoppers Drug Mart	Health Care	18,700	987,590
				22,157,369

CHINA:	0.7%
	China Life Insurance	Insurance	421,800	1,842,886

CZECH REPUBLIC:	0.3%
	Unipetrol	Chemicals	51,500	857,805

DENMARK:	0.1%
	H Lundbeck A/S	Health Care	16,500	407,075

See Notes to Financial Statements

Investment Portfolio				April 30, 2008

Country	Issue	Industry	Shares	Value

FINLAND:	0.7%
	Nokia Oy	Technology	68,700	$2,061,158

FRANCE:	7.4%
	BNP Paribas	Banking	18,900	2,029,465
	Bouygues	Financial Div.	38,900	2,898,474
	Christian Dior	Consumer Staple	39,850	4,564,005
	France Telecom SA	Communication	91,000	2,848,619
	Saint-Gobain #	Industrial	27,800	2,229,577
	Suez SA	Utilities	40,500	2,844,594
	Veolia Environnement	Utilities	25,650	1,843,658
	Vivendi	Services	35,000	1,416,769
				20,675,161
GERMANY:	10.5%
	Adidas AG #	Consumer Retail	34,500	2,189,429
	Bayer AG #	Chemicals	51,300	4,350,922
	Deutsche Bank Ag	Banking	28,300	3,385,240
	Deutsche Boerse Ag	Services	11,000	1,594,325
	Fresenius Ag Pfd	Health Care	34,800	2,879,456
	Fresenius Medical Ca	Health Care	12,300	653,770
	Hannover Rueckvers	Insurance	45,000	2,437,565
	Muenchener Rueckver #	Insurance	11,200	2,156,869
	Rwe AG #	Utilities	21,200	2,439,401
	SGL Carbon AG #	Industrial	50,200	3,408,510
	Siemens AG	Industrial	16,300	1,925,278
	Wincor Nixdorf AG	Services	20,900	1,596,839
				29,017,604

HONG KONG:	3.5%
	Chaoda Modern Agriculture	Consumer Staple	692,000	995,857
	Cheung Kong
	Infrastructure #	Building	679,000	2,929,885
	China Mobile Hong Kong Ltd	Communication	150,000	2,587,980
	Cnooc Ltd	Energy	605,000	1,073,028
	Hopewell Holdings	Industrial	248,000	1,082,669
	Jardine Strategic	Services	63,000	1,093,976
				9,763,395

INDONESIA:	0.7%
	Astra Intl Tbk Pt	Consumer Durables	421,000	909,781
	Gudang Garam Tbk Pt	Consumer Staple	1,099,000	904,037
				1,813,818

IRELAND:	1.1%
	Allied Irish Bank	Banking	82,900	1,725,588
	Bank Of Ireland	Banking	93,000	1,273,198
				2,998,786
ISRAEL:	0.2%
	Israel Discount Bank*	Banking	182,000	438,529

See Notes to Financial Statements

Thomas White International Fund

Country	Issue	Industry	Shares	Value

ITALY:	1.3%
	Eni Spa	Energy	57,900	$2,224,929
	Telecom Italia	Communication	620,000	1,299,458
				3,524,387

JAPAN:	13.0%
	Aisin Seiki Co Ltd	Consumer Durables	53,000	1,862,743
	Asahi Breweries Ltd	Consumer Staple	55,000	1,070,839
	Brother Industries	Technology	145,000	1,875,749
	Canon Marketing Japan #	Services	65,000	1,267,474
	Central Japan Railway	Transportation	185	1,803,367
	Eisai Co	Health Care	25,000	884,670
	Honda Motor	Consumer Durables	43,000	1,364,145
	Itochu Corp	Industrial	297,000	3,113,362
	Kaneka Corp	Chemicals	152,000	1,047,098
	Kawasaki Kisen	Transportation	120,000	1,206,372
	Makita Corp	Capital Goods	35,000	1,191,208
	Matsushita E Ind	Technology	58,000	1,354,515
	Mazda Motor Corp #	Consumer Durables	246,000	1,068,378
	Minebea Co Ltd	Technology	196,000	1,196,012
	Ricoh Co Ltd	Technology	86,000	1,487,757
	Sankyo Co Gunma	Services	12,500	750,189
	Santen Pharmaceutic	Health Care	48,000	1,178,472
	Sompo Japan Insuranc	Insurance	24,000	267,732
	Sumitomo Metal Minin	Metals	54,000	979,857
	Sumitomo Mitsui Finl	Banking	540	4,670,092
	Sumitomo Realty & De	Financial Div.	40,000	987,972
	Taiyo Yuden Co Ltd #	Technology	67,000	775,458
	Toyo Suisan Kaisha #	Consumer Staple	107,000	1,896,500
	Yamaha Corp	Services	33,000	649,424
	Yamaha Motor Co	Consumer Durables	97,000	1,884,448
				35,836,833

MALAYSIA:	2.3%
	Hong Leong Bank Bhd	Banking	802,000	1,538,477
	Petronas Dagangan	Energy	256,600	669,238
	Rhb Capital Bhd	Banking	705,000	1,113,830
	Tanjong Plc	Services	200,000	1,018,260
	Ytl Power Intl Bhd	Utilities	2,661,360	2,180,452
				6,520,257

MEXICO:	2.5%
	America Movil ADR	Communication	70,500	4,086,180
	Cemex ADR #	Building	20,275	560,604
	Desarrolladora Homex*	Building	108,600	1,076,932
	Grupo Elektra SA #	Consumer Retail	43,000	1,324,047
				7,047,763

NETHERLANDS:	2.3%
	Akzo Nobel	Chemicals	32,000	2,703,475
	Heineken Nv	Consumer Staple	44,000	2,554,600

See Notes to Financial Statements

Investment Portfolio				April 30, 2008

Country	Issue	Industry	Shares	Value

	Phillips Elec	Industrial	58,000	$2,170,615
	Unilever Nv-Cva	Consumer Staple	127,500	4,272,079
				11,700,769

NEW ZEALAND:	0.4%
	Fletcher Building #	Building	145,500	975,316

NORWAY:	0.9%
	DNB Nor Asa	Banking	159,400	$2,363,966

PHILIPPINES:	0.3%
	Phil. Long Distance	Communication	15,000	914,867

POLAND:	0.6%
	Grupa Lotos Sa	Energy	44,800	671,364
	Kghm Polska Miedz Sa*	Industrial	20,900	960,313
				1,631,677

RUSSIA:	2.2%
	Oao Gazprom Gdr	Energy	66,200	3,514,671
	Tatneft*	Energy	281,000	1,817,649
	Taftneft Gdr	Energy	6,300	806,199
				6,138,519

SINGAPORE:	1.7%
	Jardine Cycle & Carriage	Consumer Retail	115,000	1,402,195
	United Overseas Bank	Banking	221,000	3,310,337
				4,712,532

SOUTH AFRICA:	4.9%
	Absa Group Ltd	Banking	117,000	1,459,797
	African Rainbow Mine	Industrial	59,300	2,003,427
	Anglo American Plc	Industrial	34,762	2,257,858
	Anglo Platinum Ltd	Metals	3,600	573,383
	Arcelormittal Sa	Metals	60,000	1,806,444
	Mtn Group Ltd	Communication	61,100	1,158,157
	Remgro Ltd	Financial Div.	109,000	2,866,111
	Sanlam Limited	Insurance	620,000	1,629,112
				13,754,289

SOUTH KOREA:	4.5%
	Dongkuk Steel Mill	Metals	73,140	3,400,966
	Korea Elec Power #	Utilities	97,800	1,606,854
	KT Corp	Communication	46,000	2,117,610
	LG Chem Ltd	Chemicals	11,300	1,118,593
	LG Electronics	Technology	13,000	2,013,337
	Posco Adr #	Metals	13,150	1,622,710
	S-Oil Corp	Energy	11,000	738,621
				12,618,691

SPAIN:	3.0%
	Banco Santander Sa	Banking	176,900	3,815,114
	Repsol #	Energy	115,100	4,662,229
				8,477,343

See Notes to Financial Statements

Thomas White International Fund

Country	Issue	Industry	Shares	Value

SWEDEN:	1.4%
	Autoliv Inc #	Consumer Durables	29,900	$1,831,076
	Sandvik Ab #	Capital Goods	66,000	1,011,641
	Swedbank A #	Banking	46,800	1,182,145
				4,024,862

SWITZERLAND:	1.4%
	Julius Baer Holding	Banking	22,500	1,656,167
	Novartis	Health Care	43,000	2,173,375
				3,829,542

TAIWAN:	1.1%
	AU Optronics Adr #	Technology	42,000	819,840
	Chunghwa Picture Tube*	Technology	2,110,000	661,485
	Compal Electronics*	Technology	726,000	807,893
	Hannstar Display*	Technology	1,760,000	809,776
				3,098,994

THAILAND:	0.2%
	Thai Oil Pcl-Frgn	Energy	213,800	479,789

UNITED KINGDOM:	7.8%
	Astrazeneca Plc	Health Care	44,500	1,867,349
	British American Tobacco	Consumer Staple	132,200	4,949,145
	Bt Group Plc	Communication	270,900	1,187,490
	Imperial Tobacco	Consumer Staple	86,000	4,120,638
	Prudential Plc	Insurance	135,000	1,834,178
	Rolls-Royce Group	Aerospace	104,500	902,744
	Royal Dutch Shell B	Energy	83,700	3,333,252
	Standard Chartered	Banking	94,700	3,346,807
				21,541,603
Total Common
Stocks		(Cost $227,579,184)		270,482,280
SHORT TERM OBLIGATIONS	15.0%
			Principal Amount
	The Northern Trust Company Eurodollar Time Deposit 1.50%, due 05/01/08		$6,313,846	6,313,846
HELD AS COLLATERAL FOR SECURITIES LENDING	Northern Institutional Liquid Asset Portfolio		35,500,662	35,500,662
Total Short Term Obligations		(Cost $41,814,508)		41,814,508
See Notes to Financial Statements

Investment Portfolio April 30, 2008

Country	Issue	Industry	Value

Total Investments	112.3%	(Cost $269,393,692)	$312,296,788
Other Assets, Less Liabilities:	(12.3)%		(34,223,533)
Total Net Assets:	100.0%		$278,073,260

* Non-Income Producing Securities

# All or a portion of securities on loan at April 30, 2008 - See Note 1 (g) to financial statements.

ADR - American Depositary Receipt.

THOMAS WHITE FUNDS
Statements of Assets and Liabilities
April 30, 2008 (Unaudited)
	American Opportunities Fund	International Fund
ASSETS
Investments in securities at market value1	$23,515,207	$312,296,788
Receivables:
Dividends and interest	12,072	981,099
Reclaims	-------	11,123
Securities sold	-------	332,672
Fund shares sold	-------	316,199
Due from manager	1,965	-------
Prepaid expenses	3,727	40,558
Total assets	23,532,971	313,978,439
LIABILITIES
Management Fees	18,922	213,954
Accrued expenses	36,386	109,287
Payable for Securities Purchased	-------	70,850
Payable for Fund Share Redeemed	-------	10,426
Collateral on loaned securities2	-------	35,500,662
Total liabilities	55,308	35,905,179
NET ASSETS
Source of Net Assets:
Net capital paid in on shares of beneficial interest	18,754,663	226,189,586
Undistributed net investment income accumulated net investment gain	46,616	860,864
Accumulated net realized gain	797,926	8,119,714
Net unrealized appreciation on investments and foreign currency translations	3,878,629	42,903,096
Net assets	$23,477,663	$278,073,260
Shares outstanding	1,614,578	13,576,533
Net asset value and offering price per share	$14.54	$20.48

1. Cost Basis:

American Opportunities Fund: $19,636,579

International Fund: $269,393,692

2. Value of securities out on loan at 4/30/2008: International Fund: $33,986,612

See Notes to Financial Statements.

Statements of Operations
Period Ended April 30, 2008 (Unaudited)
	American Opportunities Fund	International Fund
INVESTMENT INCOME
Income:
Dividends	$176,712	$2,862,8891
Interest	24,103	190,276
Total investment income	200,815	3,053,165
Expenses:
Investment management fees (note 4)	114,223	1,257,999
Audit fees and expenses	4,156	22,053
Custodian fees	3,750	123,271
Trustees' fees and expenses	1,619	14,560
Registration fees	11,539	27,372
Transfer agent fees	7,303	23,917
Printing expenses	4,280	40,650
Accounting fee	10,942	47,551
Administration fee	10,942	106,178
Compliance fee	1,142	12,580
Legal fees and expenses	4,039	53,579
Other expenses	5,134	56,367
Total expenses	189,926	1,786,077
Reimbursement from Investment Manager	(24,870)	-------
Net expenses	154,199	1,786,077
Net investment income	46,616	1,267,088
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized on investments & foreign currency transactions	793,825	8,386,893
Net change in unrealized appreciation on investments and foreign currency translations	(2,319,039)	(32,915,025)
Net (loss) on investments	(1,525,214)	(24,528,132)
Net increase in net assets from operations	$(1,478,598)	$(23,261,044)
1 Net of foreign taxes withheld of $327,662. See Notes to Financial Statements.

Statements of Changes in Net Assets (Unaudited)
	American Opportunities Fund		International Fund
	Six Months Ended April 30, 2008	Year Ended October 31, 2007	Six Months Ended April 30, 2008	Year Ended October 31, 2007
Change in net assets from operations:
Net investment income gain	$46,616	$174,270	$1,267,088	$2,868,044
Net realized gain	793,825	1,885,746	8,386,892	17,743,704
Net unrealized appreciation (depreciation) on investments	(2,319,039)	852,187	(32,915,024)	39,848,934
Net increase (decrease) in net assets from operations	(1,478,598)	2,912,203	(23,915,024)	60,460,682
Distributions to shareholders:
From net investment income	-------	(170,898)	-------	(3,568,864)
Realized (loss)	-------	(1,889,961)	-------	(17,743,399)
Total distributions	-------	(2,070,859)	-------	(21,312,263)
Fund share transactions (Note 3)	(403,509)	709,976	38,700,739	76,745,963
Total increase (decrease)	(1,882,107)	1,551,320	15,439,695	115,894,382
Net assets:
Beginning of period	25,359,770	23,808,450	262,633,565	146,739,183
End of period	$23,477,663	$25,359,770	$278,073,260	$262,633,565
Undistributed net investment income (accumulated net investment loss)	$46,616	$----------	$800,864	$(842,847)
See Notes to Financial Statements.

Notes to Financial Statements Period Ended April 30, 2008 (Unaudited)

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the "Trust") was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has two series of Shares, the Thomas White American Opportunities Fund (the "American Opportunities Fund") that commenced operations on March 4, 1999, and the Thomas White International Fund (the "International Fund") that commenced operations on June 28, 1994, collectively referred to as the "Fund". The investment objective of each Fund is to seek long-term capital growth. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The International Fund will primarily invest in equity securities of companies located in the world's developed countries outside of the U.S. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(A) VALUATION OF SECURITIES

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. Short term obligations are valued at original cost, which combined with accrued interest, approximates market value.

(B) FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translations include the changes in the value of assets and liabilities, including those from investments in securities at the end of the fiscal year, resulting from changes in the exchange rates and market fluctuations.

(C) INCOME TAXES

It is each Fund's intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

(D) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year. Actual results could differ from these estimates.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

(F) DISTRIBUTIONS TO SHAREHOLDERS

The Funds usually declare and pay dividends from net investment income annually, but may be more frequent to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(G) SECURITIES LENDING

The American Opportunities Fund and International Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 50% is paid to the securities lending agent for the Thomas White International Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at April 30, 2008 are as follows:

Portfolio	Value of Loaned Securities	Value of Collateral
Thomas White International Fund	$33,986,612	$35,500.661.65
The Thomas White International Fund has earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Portfolio	Net Interest Earned by Portfolio
Thomas White International Fund	$41,797

(H) REDEMPTION FEE

Since December 30, 1999 the Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund's long-term shareholders. Each Fund will use the "first-in, first-out" (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The International Fund charged $15,573 and the American Opportunities Fund charged $35 in redemption fees for the period ended April 30, 2008, which were included in net capital paid.

NOTE 2. SIGNIFICANT SHAREHOLDER

At April 30, 2008 the Thomas White American Opportunities Fund and the Thomas White International Fund had a shareholder who held 57.6% and 25.0%, respectively, of each Fund's outstanding shares. Investment activities of this shareholder could have a material effect on each Fund.

NOTE 3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

As of April 30, 2008, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

American Opportunities Fund
	Period Ended April 30, 2008		Year Ended October 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	9,783	$139,095	74,101	$1,162,960
Shares issued on reinvestment of dividends & distributions	------	------	134,196	2,055,877
Shares redeemed	(37,588)	(542,604)	(156,379)	(2,508,861)
Net increase (decrease)	(27,805)	$ (403,509)	51,918	$709,976

International Fund
	Period Ended April 30, 2008		Year Ended October 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	3,109,786	$62,180,250	4,402,858	$92,600,786
Shares issued on reinvestment of dividends & distributions	------	------	942,288	21,022,439
Shares redeemed	(1,187,004)	(23,479,511)	(1,776,114)	(36,877,262)
Net increase (decrease)	1,922,782	$ 38,700,739	3,569,032	$76,745,963

NOTE 4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the "Advisor") at the rate of 1/12% of the Fund's average daily net assets, which is equivalent to 1% of the Fund's average daily net assets annually. For the fiscal year ended October 31, 2008 the Advisor has contractually agreed to reimburse its management fee for the American Opportunities Fund and the International Fund to the extent that the total operating fees exceeded 1.35% and 1.50% of the respective Fund's average daily net assets. These agreements to reimburse fees renew automatically on an annual basis unless the Advisor gives written notice to end them.

Each Fund pays a fee to the Advisor for certain fund accounting, fund administration and compliance services. For accounting services, the Funds pay a combined $75,000 fee that is prorated based on each Fund's assets for the first $75,000,000 in individual assets. The International Fund pays 0.0225% of average daily net assets over the next $175 million in assets and 0.0125% of average daily net assets on the remaining balance. The American Opportunities Fund pays 0.015% of average daily net assets over the next $175 million in assets and 0.01% of average daily net assets on the remaining balance.

For fund administration, the Funds pay a combined $75,000 minimum fee that is prorated based on each Fund's assets for the first $75,000,000 in individual assets. The International Fund then pays 0.09% of average daily net assets over the next $150 million in assets, 0.08% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance. The American Opportunities Fund pays 0.08% of average daily net assets over the next $150 million in assets, 0.07% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance.

Each Fund also pays an annual fee of 0.01% of each Fund's average daily net assets for compliance and legal administration services.

NOTE 5. CUSTODIAN AND TRANSFER AGENT FEES

Custodian Fees - Northern Trust and U.S. Bancorp are the custodians for the International Fund and American Opportunities Fund, respectively. Northern Trust bills the International Fund quarterly based on the value of its holdings as of the previous quarter end plus transaction fees. U.S. Bancorp bills the American Opportunities Fund monthly based on the ending value of its holdings plus transaction fees.

Transfer Agent - U.S. Bancorp also serves as the Funds' transfer agent. Under the terms of the transfer agent agreement, U.S. Bancorp is entitled to $21,000 and $10,000 per year for the International Fund and American Opportunities Fund, respectively. In addition, U.S. Bancorp is entitled to account-based fees along with reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

NOTE 6. INVESTMENT TRANSACTIONS

During the period ended April 30, 2008 the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were as follows:
Fund	Purchases	Sales
American Opportunities Fund	$4,579,593	$5,593,205
International Fund	107,935,747	54,679,431

At April 30, 2008 the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
American Opportunities Fund	$18,142,607	$4,787,296	$(908,667)	$3,876,629
International Fund	227,579,184	55,559,698	(12,656,602)	42,903,096

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature and are primarily due to differing treatments for futures and option transactions, foreign currency transactions, passive foreign investment companies and losses deferred due to wash sales.

	Undistributed Ordinary Income	Undistributed Long-term Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Total Distributable Earnings
American Opportunities Fund	$46,095	$779,552	$3,878,629	$-------	$4,704,276
International Fund	(12,382)	8,654,070	42,903,096	-------	51,544,784

The tax character of distributions paid during the year ended October31, 2007 were as follows:
	Ordinary Income	Short-term Capital Gains	Long-term Capital Gains	Total Distributions
American Opportunities Fund	$150,247	$-----------	$1,920,612	$2,070,859
International Fund	3,568,864	2,731,190	15,012,209	21,312,263

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended October 31, 2007 as follows:

	Foreign Dividend Income	Foreign Taxes Paid
American Opportunities Fund	$0	$0
International Fund	$5,285,452	$350,135

New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No.48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after Dec. 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Period Ended April 30, 2008 (Unaudited)

FINANCIAL HIGHLIGHTS
American Opportunities Fund
	Period Ended April 30, 2008		Year Ended October 31, 2007		Year Ended October 31, 2006		Year Ended October 31, 2005		Year Ended October 31, 2004		Year Ended October 31, 2003
Per share operating performance (For a share outstanding throughout the year)

Net asset value, beginning of year	$15.44		$14.97		$14.75		$14.52		$13.65		$10.54

Income from investment operations:
Net investment income (loss)	0.03		0.11		0.07		(0.01)		0.03		0.00
Net realized and unrealized gains (losses)	(0.93)		1.71		2.12		1.76		1.97		3.12
	(0.90)		1.82		2.19		1.75		2.00		3.12

Distributions:
From net investment income	-------		(0.11)		(0.07)		-------		(0.02)		(0.01)
From net realized gains	-------		(1.24)		(1.90)		(1.52)		(1.11)		-------
Tax return of capital	-------		-------		-------		-------		-------		-------
	-------		(1.35)		(1.97)		(1.52)		(1.13)		(0.01)

Change in net asset value for the year	(0.90)		0.47		0.22		0.23		0.87		3.11
Net asset value, end of year	$14.54		$15.44		$14.97		$14.75		$14.52		$13.65

Total Return	(5.83)%		12.37%		14.77%		12.17%		14.60%		29.56%
Ratios/supplemental data
Net assets, end of year (000)	$23,478		$25,360		$19,676		$19,676		$16,888		$16,048
Ratio to average net assets:
Expenses (net of reimbursement)	1.35%	+	1.35%	+	1.35%	+	1.35%	+	1.35%	+	1.35%	+
Net investment income/loss (net of reimbursement)	0.41%	+	0.69%	+	0.44%	+	(0.05)%	+	0.19%	+	0.01	+

Portfolio turnover rate	45.68%		59.20%		44.68%		41.92%		37.30%		28.38%

(1)	Less than $0.01 per share.
+

In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.57% and the ratio of net investment income to average net assets would have been 0.19% for the current period.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.55% and the ratio of net investment income to average net assets would have been 0.50% for the year ended October 31, 2006.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been 0.27% for the year ended October 31, 2006.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.47% and the ratio of net investment income to average net assets would have been (0.17)% for the year ended October 31, 2005.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.48% and the ratio of net investment income to average net assets would have been (0.09)% for the year ended October 31, 2004.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been (0.15)% for the year ended October 31, 2003.

Period Ended April 30, 2008 (Unaudited)
International Fund
	Period Ended April 30, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004		Year Ended October 31, 2003
Per share operating performance (For a share outstanding throughout the year)

Net asset value, beginning of year	$22.51	$18.11	$14.52	$12.31	$10.54		8.62

Income from investment operations:
Net investment income (loss)	0.10	0.28	0.21	0.18	0.12		0.11
Net realized and unrealized gains
(losses)	(2.13)	6.10	4.63	3.28	1.80		1.94
	(2.03)	6.39	4.84	3.46	1.92		2.05
Distributions:
From net investment income	-------	(0.33)	(0.18)	(0.11)	(0.15)		(0.13)
From net realized gains	-------	(1.65)	(1.07)	(1.03)	-------		-------
	-------	(1.99)	(1.25)	(1.25)	(0.15)		(0.13)

Change in net asset value for the year	(2.03)	4.40	3.59	2.21	1.77		1.92
Net asset value, end of year	$20.48	$22.51	$18.11	$14.52	$12.31		$10.54

Total Return	(9.02)%	35.36%	33.39%	28.27%	18.23%		23.77%
Ratios/supplemental data
Net assets, end of year (000)	$278,073	$262,634	$146,739	$76,727	$47,106		$38,820
Ratio to average net assets:
Expenses (net of reimbursement)	1.42%	1.42%	1.44%	1.50%	1.50%	+	1.50%	+
Net investment income/loss (net of	1.00%	1.46%	1.07%	1.13%	1.04%	+	1.14%	+
reimbursement)
Portfolio turnover rate	50.13%	46.22%	38.69%	35.72%	45.81%		25.61%

+

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.77% and the ratio of net investment income to average net assets would have been 0.88% for the year ended October 31, 2003.

THOMAS WHITE FUNDS

DISCLOSURE OF FUND EXPENSES

As a shareholder of the Funds you incur ongoing costs, including management fees and other Fund expenses, and you may incur transaction costs, including redemption fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2007 through April 30, 2008.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divided your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds' IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees. Therefore the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

	Beginning Account Value Nov. 1, 2007	Ending Account Value Apr. 30, 2008	Expenses Paid During Period (Nov. 1, 2007 - Apr. 30, 2008)*
American Opportunities Fund
Actual	$1,000.00	$934.95	$6.51
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.79
International Fund
Actual	$1,000.00	$902.70	$6.74
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.14

*

Expenses are equal to the Funds' annualized expense ratio (after waiver and reimbursement) of 1.35% for the American Opportunities Fund multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Statement of Additional Information contains additional information regarding the Trustees, and is available upon request without charge by calling 1-800-811-0535.

QUARTERLY FORM NQ PORTFOLIO SCHEDULE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-811-0535.

Proxy Voting Policies, Procedures and Record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12 month period ended June 30 for which an SEC filing has been made, without charge, upon request by calling the Funds at 1-800-811-0535 or on the EDGAR database on the SEC's website (http://www.sec.gov).

Approval of Investment Advisory Agreements

At a meeting of the Board of Trustees ("Board" or "Trustees") on February 26, 2008, the Board reviewed and considered the Investment Advisory Agreements (the "Agreements") between Lord Asset Management Trust (the "Trust"), on behalf of the Thomas White American Opportunities Fund (the "American Opportunities Fund") and Thomas White International Fund (the "International Fund" and together with the American Opportunities Fund, the "Funds"), and Thomas White International, Ltd. ("TWI" or the "Advisor"), to determine whether the Agreements should be continued for a one-year period. Following their review and consideration, the Trustees determined that each Agreement will enable shareholders of the Fund to which it applies to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. Accordingly, the Board, including the independent Trustees of the Board, unanimously approved the continuation of the Agreements. In reaching their decisions, the Trustees requested and obtained from the Advisor such information as they deemed reasonably necessary to evaluate the Agreements. The Trustees also carefully considered the information that they had received throughout the year from the Advisor as part of their regular oversight of the Funds, as well as profitability data and comparative fee, expense and performance information derived by Trust management from information prepared by Morningstar Principia ("Morningstar"), independent providers of mutual fund performance, fee and expense information. In considering the Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by Trust counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

o

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that TWI is capable of providing high quality services to each Fund, as indicated by the nature and quality of services provided in the past, TWI's management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of Thomas White as the Funds' portfolio manager, TWI's investment and management oversight processes, and the competitive investment performance of the

Funds. The Trustees also determined that TWI proposed to provide investment advisory services that were of the same quality as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds' operations,

the competitive landscape of the investment company business and investor needs.

o

The investment performance of the Funds. With respect to each Fund, the Trustees concluded on the basis of information derived from Morningstar data that TWI had achieved investment performance that was competitive relative to comparable funds over trailing periods. With respect to the International Fund, the Trustees took note of the fact that the Fund had outperformed its peer group (based on the category average) for the trailing one, three, five and ten year periods. The Trustees noted that the American

Opportunities Fund had above average performance as compared to its peer group (based on the category average) over the trailing one year period, but had slightly underperformed in the trailing three and five year periods. On the basis of the Trustees'

assessment of the nature, extent and quality of advisory services to be provided or procured by TWI, the Trustees concluded that TWI is capable of generating a level of long-term investment performance that is appropriate in light of the Funds' investment objectives, policies and strategies and competitive with many other investment companies.

o

The cost of advisory services provided and the level of profitability. On the basis of comparative information derived from Morningstar data, the Trustees determined that the overall expense ratio of each Fund, on a net basis, is competitive with industry averages, particularly with respect to mutual funds of comparable asset size. The

Trustees also noted that TWI had proposed to renew its contractual commitment for the benefit of Fund shareholders to limit the International Fund's total average operating expenses to 1.50% of average daily net assets and the American Opportunity Fund's total average operating expenses to 1.35% of average daily net assets for an additional year.

The Board took into consideration information regarding the fee that TWI charges another client for similar sub-investment advisory services, the Wilshire Variable

Insurance Trust - International Equity Fund, and they noted that the fees were comparable based on the relevant circumstances of the types of accounts involved. The

Board also focused on TWI's current level of profitability with respect to the Funds, and noted that TWI's historical profitability was acceptable and TWI is committed to using its own resources to help grow the Funds. In connection with this, the Board took into consideration the fact that TWI undertakes to pay for all of the costs related to the

Funds' participation on various mutual fund supermarket platforms, and TWI's plans to continue doing so in the future. The Board members also took into consideration the fact that the Funds are offered without being subject to any sales charges or commissions and any Rule 12b-1 distribution fees and that TWI bears the distribution related costs that it undertakes with respect to the Funds entirely out of its own resources. Accordingly, on the basis of the Board's review of the fees to be charged by TWI for investment advisory services, the investment advisory and other services provided to the Funds by TWI, and the estimated profitability of TWI's relationship with each Fund, the Board concluded that the level of investment advisory fees and TWI's profitability are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between each Fund and TWI.

o

The extent to which economies of scale will be realized as the Funds grow and whether the advisory fees reflect economies of scale. While the Funds' investment advisory fees do not decrease as Fund assets grow because the Funds are not currently subject to investment advisory fee breakpoints, the Trustees concluded that the Funds'

investment advisory fees are appropriate in light of the current size of the Funds, and appropriately reflect the current economic environment for TWI and the competitive nature of the mutual fund market. The Trustees noted that TWI has continued to limit the

Funds' total annual operating expenses by waiving fees and/or reimbursing certain Fund expenses. The Trustees also noted that, due to its growth in assets over the past fiscal year, the International Fund's total average operating expenses were less than the cap provided for in that Fund's Expense Limitation Agreement. The Trustees then noted that they will have the opportunity to periodically re-examine whether a Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to TWI,

in the future.

o

Benefits to TWI from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits derived by TWI from its relationship with the Funds, including "soft dollar" benefits in connection with Fund brokerage transactions and use of the Funds' performance track records in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefited from their relationship to TWI by virtue of TWI's provision of administration and fund accounting services, in addition to investment advisory services,

at a lower cost to the Funds than that of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of Fund shareholders in light of the nature and quality of the services provided and the necessity of the services for the

Funds' operations.

o

Other Considerations. In approving the Agreements, the Trustees determined that TWI has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Trustees also concluded that TWI has made a significant entrepreneurial commitment to the management and success of the

Funds, which entails a substantial financial and professional commitment, including the

Expense Limitation Agreements with respect to each Fund under which TWI has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreements. The

Board also considered matters with respect to the brokerage practices of the adviser,

including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

OFFICERS AND TRUSTEES

Thomas S. White, Jr. Chairman of the Board and President

James N. Bay Trustee

Thomas M. Kennedy Trustee

Robert W. Thomas Trustee

Elizabeth G. Montgomery
Trustee

John N. Venson, D.P.M. Trustee

Douglas M. Jackman, CFA Vice President and Secretary

David Sullivan II Treasurer and Assistant Secretary

INVESTMENT ADVISER AND ADMINISTRATOR

Thomas White International, Ltd. 440 S. LaSalle Street, Suite 3900 Chicago, Illinois 60605-1028

CUSTODIANS The Northern Trust Company Chicago, Illinois U.S. Bank, N.A. Milwaukee, Wisconsin

LEGAL COUNSEL Dechert LLP Washington, DC

REGISTERED INDEPENDENT ACCOUNTING FIRM PricewaterhouseCoopers LLP Chicago, Illinois

TRANSFER AGENT U.S. Bancorp Fund Services LLC Milwaukee, Wisconsin

FOR CURRENT PERFORMANCE, NET ASSET VALUE, OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE FUNDS FAMILY AT 800-811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWITE.COM

THE THOMAS WHITE FUNDS
Capturing Value Worldwide SM

Thomas White International, Ltd.
440 S. LaSalle Street
Suite 3900
Chicago, Illinois 60605
USA

1-800-811-0535
www.thomaswhitefunds.com

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PERSONS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Not applicable

(a)(2) Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ASSET MANAGEMENT TRUST

By: /s/ Thomas S. White, Jr.
Thomas S. White, Jr.
President (Principal Executive Officer)

Date: July 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Thomas S. White, Jr.
Thomas S. White, Jr.
President (Principal Executive Officer)
Date: July 7, 2008

By: /s/ David M. Sullivan II
David M. Sullivan II
Treasurer (Principal Financial Officer)

Date: July 7, 2008

EXHIBIT INDEX

(a)(2) Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.